UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 28, 2011

Genesee & Wyoming Inc.
 (Exact name of registrant as specified in its charter)

Delaware	001-31456	06-0984624
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

66 Field Point Road, Greenwich, Connecticut	06830
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (203) 629-3722

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.   Results of Operations and Financial Condition

On April 28, 2011, Genesee & Wyoming Inc. (GWI) issued a press release reporting financial results for the first quarter of 2011. A copy of the press release is attached hereto as Exhibit 99.1. The attached Exhibit 99.1 is furnished in its entirety pursuant to this Item 2.02 and is incorporated into this Item 2.02 by reference.

ITEM 8.01.   Other Events

On April 28, 2011, GWI announced that its subsidiary, Genesee & Wyoming Australia (GWA) signed a rail haulage agreement with a subsidiary of WPG Resources Ltd (WPG) (ASX:WPG) to transport 3.3 million tons per year of hematite iron ore from WPG’s Peculiar Knob mine in South Australia. To provide the above-rail haulage service, GWA has entered into a locomotive purchase agreement to acquire nine new, 4,400-horsepower locomotives and will make certain other rolling stock and facilities investments for a total of approximately A$67 million (US$72 million). A copy of the press release is filed as Exhibit 99.2 hereto and is incorporated into this Item 8.01 by reference.

ITEM 9.01.   Financial Statements and Exhibits

(d)     Exhibit.

99.1   Press release, dated April 28, 2011, announcing results for the first quarter of 2011.

99.2   Press release, dated April 28, 2011, announcing “Genesee & Wyoming Signs New Contract for Export Iron Ore in South Australia; Signs Related Agreement to Invest US$72 million in Locomotives and Equipment”.

Forward-Looking Statements

Certain statements in this report regarding GWI’s business which are not historical facts are forward-looking statements within the meaning of the federal securities laws and are based upon GWI’s current beliefs or expectations as to the outcome of future events. Forward-looking statements are inherently subject to significant business, economic and competitive uncertainties and contingencies and third-party approvals, many of which are beyond our control and could cause actual results to differ materially from GWI’s current expectations. Words such as “plans,” “expects,” variations of these words and similar expressions are intended to identify these forward-looking statements. For a more detailed discussion of such risks and uncertainties, which could cause actual results to differ from those contained in these forward-looking statements, GWI refers you to “Risk Factors” in GWI’s Annual Report on Form 10-K for the most recently ended fiscal year. Although GWI believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, actual results could differ materially from those set forth in the forward-looking statements. GWI cautions investors and potential investors not to place undue reliance on such statements and disclaims any intention to update the current expectations or forward-looking statements contained in this filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENESEE & WYOMING INC.

April 28, 2011	By:	/s/ Timothy J. Gallagher
		Name:	Timothy J. Gallagher
		Title:	Chief Financial Officer